BARINGS FUNDS TRUST

SUPPLEMENT DATED MARCH 1, 2019

TO THE PROSPECTUS DATED NOVEMBER 1, 2018 FOR BARINGS TOTAL RETURN BOND FUND (THE “FUND”)

Effective March 1, 2019, the following changes will be made to the Fund:

The name of the Fund will be changed to “Barings Diversified Income Fund.”

The following replaces the information found under the heading Investment Objective on page 42.

The Barings Diversified Income Fund seeks to provide a total return comprised of current income and capital appreciation.

The following replaces the information found under the heading Principal Investment Strategies on page 43.

The Fund will seek to achieve its investment objective by investing in a wide range of U.S. dollar or non-U.S. dollar denominated fixed income securities issued by issuers located in any country globally, including emerging markets. These typically include: collateralized loan obligations (“CLOs”), U.S. and foreign issuer dollar-denominated debt securities including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities, loans, and securities issued or guaranteed by a government or its agencies or instrumentalities. Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. Derivative instruments that provide exposure to fixed income securities or have economic characteristics similar to such investment may be used to satisfy the Fund’s 80% policy.

The Fund may, but will not necessarily, engage in foreign currency forward contracts for hedging purposes or to gain market exposure. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments); interest rate swaps (for hedging purposes or as a substitute for direct investments); total return swaps (for hedging purposes or to gain exposure to securities or markets in which it might not be able to invest directly); and credit default swaps (for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments). Use of derivatives by the Fund may create investment leverage.

The Fund may invest in (i) securities denominated in currencies of emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey.

The Fund may invest in other investment companies, including affiliated investment companies.

The Fund seeks to maintain a dollar-weighted average duration of less than three years; the Manager may increase or decrease its duration in response to changes in interest rates and other factors. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar-weighted average time to maturity of a bond utilizing the present value of all future cash flows. The value of a fund with a longer duration will generally fall further in response to an increase in interest rates than that of a fund with a shorter duration.

The Fund may invest up to 20% of its net assets in below investment grade debt securities (rated below Baa3 by Moody’s and BBB- by S&P and Fitch, or unrated but determined to be of comparable quality by the Manager, commonly referred to as “junk” or “high yield” bonds), including securities in default, and including bank loans, or their unrated equivalent, as determined by the Manager. Investments in such securities will vary based upon the Manager’s assessment of market conditions and the amount of additional yield offered in relation to the risk of the instruments.

The Fund may invest in money market securities, including commercial paper. The Fund may invest in structured products (consisting of collateralized bond and loan obligations). The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

The Manager selects the Fund’s investments based on its analysis of opportunities and risks of various fixed income securities and market sectors. Currently, the Manager may consider the following factors (which may change over time and in particular cases): the perceived potential for high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors; and the relative values offered by different securities. The Manager may choose to sell securities with deteriorating credit or limited upside potential compared to other securities.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

The following replaces the information found under the heading Portfolio Management on page 49.

Barings LLC serves as the investment adviser to the Fund.

The portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio are:

PORTFOLIO MANAGER	MANAGED THE FUND SINCE	TITLE WITH MANAGER
Doug Trevallion	June 8, 2018	Portfolio Manager
Kristine Li	March 1, 2019	Portfolio Manager
Kathleen Kraez	March 1, 2019	Portfolio Manager
Charles Sanford	March 1, 2019	Portfolio Manager
David Nagle	Since inception	Portfolio Manager

Important Notice: The SEC will permit funds to deliver shareholder reports electronically beginning on January 1, 2021. At that time, Barings Funds Trust, on behalf of each of its Funds, will send a notice, either by mail or email, each time your Fund's updated report is available on our website, http://www.barings.com/funds/mutual-funds. Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling 1-877-766-0014.

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